SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 26, 2007
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ		07677

(Address of principal executive offices)		(Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
          Barr Pharmaceuticals, Inc. (the “Company”) will hold its 2007 Annual Meeting of Stockholders on May 17, 2007. Due to the Company’s previously announced change in fiscal year from June 30 to December 31, the date of this meeting has been changed by more than 30 days from the date of the Company’s 2006 Annual Meeting of Stockholders. Thus, any stockholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company’s proxy statement for the 2007 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than the close of business on February 28, 2007.
     In addition, in accordance with the requirements for advance notice set forth in the Company’s By-Laws, any matter submitted outside of Rule 14a-8 under the Exchange Act will be considered timely within the meaning of the Company’s By-Laws and Rule 14a-4(c) under the Exchange Act if notice is received by the Company at its principal executive offices on or before February 16, 2007.
     Our principal executive offices are located at 400 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 and any such proposals must be addressed to the attention of the Secretary.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.
Date: January 26, 2007	/s/ William T. McKee
William T. McKee
Vice President, Chief Financial Officer, and Treasurer